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                                                                    EXHIBIT 10.1


                           THE LUPTON COMPANY, LLC
                              702 TALLAN BUILDING
                               TWO UNION SQUARE
                         CHATTANOOGA, TENNESSEE 37402


                                January 19, 1999




PERSONAL AND CONFIDENTIAL
Ms. Cindy L. Davis
The Arnold Palmer Golf Company
6201 Mountain View Road
Ooltowah, TN 37363


     Re:  Arnold Palmer Golf Company - Term Loans and
          Revolving Credit Loan of Northern Trust Company


Dear Cindy:

          The John T. Lupton Trust U/W Thomas Cartter Lupton ("Trust") acquired the following loans of Northern Trust Company to the Arnold Palmer Golf Company ("APGC") on October 30, 1998.

          1. The term loan to APGC (the "Borrower") evidenced by that certain Term Note dated as of December 30, 1996 of the Borrower payable to the order of the Bank in the original amount of $12,000,000.

          2. The term loan to APGC evidenced by that certain Term Note dated as of December 29, 1997 of the Borrower payable to the order of the Bank in the original amount of $10,000,000.

          3. The revolving credit loan to APGC evidenced by that certain $12,000,000 face amount Master Note dated as of December 29, 1997.

          The purpose of this letter is to confirm to you that the Trust has agreed to place the notes representing such loans on a non-accrual basis for the period from the date of such acquisition through December 31, 1998. As a result, there will be no obligation on the part of APGC
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January 19, 1999
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    to pay interest on such Notes for such period.

          Yours very truly,


          JOHN T. LUPTON TRUST
          U/W THOMAS CARTER


          /s/ David S. Gonzenbach
          --------------------------------
          David S. Gonzenbach Trustee


          /s/ John T. Lupton
          --------------------------------
          John T. Lupton Trustee


          /s/ Joel W. Richardson, Jr.
          --------------------------------
          Joel W. Richardson, Jr., Trustee